Exhibit 10.2

AMENDMENT NO. 1 TO THE
SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO THE SECURITY AGREEMENT (this “Amendment Agreement”), dated as of January 25, 2010, is entered into by and among Etelos, Inc., a Delaware corporation (the “Company”), all of the Subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”) and the holders of the September 2009 Debentures (as defined below) and the Morissette Debenture (as defined below) and identified on the signature pages hereto (the “Purchasers”).

WHEREAS, the Company, Enable Growth Partners LP (“Enable”), Aequitas  Partner Fund LLC (“Aequitas”) and R. Patrick Hanlin (“Hanlin”) are parties to that certain Securities Purchase Agreement dated September 29, 2009 (the “September Purchase Agreement”), pursuant to which the Company issued to Enable, Aequitas and Hanlin 10% Senior Secured Convertible Debentures in the original principal amount of, in the aggregate, $3,000,000 (the “September 2009 Debentures”);

WHEREAS, the Company, Enable, Aequitas and Hanlin entered into a Security Agreement dated September 29, 2009 (the “Security Agreement”), pursuant to which the September 2009 Debentures are secured by certain collateral belonging to the Company as described therein;

WHEREAS, the Company entered into a Securities Purchase Agreement with Don Morissette, LLC (“Morissette”) of even date herewith (the “Morissette Purchase Agreement”), pursuant to which the Company will issue 10% Senior Secured Convertible Debentures to Morissette with substantially the same terms as the September 2009 Debentures in the aggregate original principal amount of $375,000 (the “Morissette Debentures”); and

WHEREAS, the Debtors, Enable, Aequitas, Hanlin and Morissette desire to amend the Security Agreement so that the Morissette Debentures are secured by the Security Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.                                       Definition of Debentures. The definition of “Debentures” in the introductory paragraph of the Security Agreement is hereby amended to include the September 2009 Debentures and the Morissette Debentures, which have the original principal amount of, in the aggregate, $3,375,000.

2.                                       Secured Parties.  For the avoidance of doubt, the definition of “Secured Parties” in the Security Agreement is hereby amended to consist of Enable, Aequitas, Hanlin and Morissette.

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3.                                       Annex B.  The last sentence of paragraph 4 in Annex B to the Security Agreement is deleted in its entirety and replaced with the following:

Without limiting the foregoing, (a) except for as provided in paragraph 2 of this Annex B, no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

4.                                       Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Security Agreement shall continue in full force and effect after the execution of this Amendment Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Debtors may have to the Secured Parties under the Security Agreement.  Notwithstanding the foregoing, this Amendment Agreement shall be deemed for all purposes as an amendment to the Security Agreement as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Security Agreement, on the one hand, and the terms and provisions of this Amendment Agreement, on the other hand, the terms and provisions of this Amendment Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed on the day and year first above written.

ETELOS, INC.

By:
Name: Daniel J.A. Kolke
Title: Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ETLO AMENDMENT AGREEMENT]

Name of Purchaser:	Enable Growth Partners LP

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:	Mitch Levine

Title of Authorized Signatory:	CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ETLO AMENDMENT AGREEMENT]

Name of Purchaser:	Aequitas Partner Fund, LLC

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:	Aequitas Investment Management, LLC as Manager

Title of Authorized Signatory:	Brian Oliver, Executive Vice President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ETLO AMENDMENT AGREEMENT]

Name of Purchaser:	R. Patrick Hanlin

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:	R. Patrick Hanlin

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ETLO AMENDMENT AGREEMENT]

Name of Purchaser:	Don Morissette, LLC

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:	Donald W. Morissette